                                                                    Exhibit 10.2

                                                                   Execution Copy

=================================================================================

                             CITY OF OLATHE, KANSAS,
                                    As Lessor

                                       AND

                             DCI HOLDINGS FAE, LLC,
                                    As Lessee

                                  -------------

                                 LEASE AGREEMENT

                          Dated as of September 1, 2006

                                  -------------

                                  Relating to:

             $3,680,000                                  $400,000
           City of Olathe                              City of Olathe
 Tax Exempt Industrial Revenue Bonds         Tax Exempt Industrial Revenue Bonds
        (DCI, Inc. Project)                         (DCI, Inc. Project)
           Series 2006A                                 Series 2006B

              $100,000                                 $820,000
           City of Olathe                           City of Olathe
  Taxable Industrial Revenue Bonds  Taxable Subordinate Industrial Revenue Bonds
        (DCI, Inc. Project)                        (DCI, Inc. Project)
            Series 2006C                             Series 2006D

================================================================================
The  interest  of the  City of  Olathe,  Kansas  (the  "Issuer")  in this  Lease
Agreement has been pledged and assigned to UMB Bank,  N.A., as Trustee under the
Trust  Indenture  dated as of  September  1,  2006,  between  the Issuer and the
Trustee.

                                      LEASE

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   ARTICLE II

   SECTION 2.1.   GRANTING OF LEASEHOLD........................................8

                                   ARTICLE III

                                   ARTICLE IV

   SECTION 4.1.   DISPOSITION OF ORIGINAL PROCEEDS.............................9

                                    ARTICLE V

                                   ARTICLE VI

                                      (i)

                                   ARTICLE VII

                                  ARTICLE VIII

   SECTION 8.1.   USE OF PROJECT..............................................14

                                   ARTICLE IX

                                    ARTICLE X

   SECTION 10.1.  REPAIRS AND MAINTENANCE.....................................16
   SECTION 10.2.  REMOVAL, DISPOSITION AND SUBSTITUTION OF
                  MACHINERY AND EQUIPMENT.....................................16

                                   ARTICLE XI

   SECTION 11.1.  ALTERATION OF PROJECT.......................................17

                                  ARTICLE XII

   SECTION 12.1.  ADDITIONAL IMPROVEMENTS.....................................18

                                  ARTICLE XIII

                                   ARTICLE XIV

   SECTION 14.1.  INDEMNITY...................................................19

                                   ARTICLE XV

   SECTION 15.1.  ACCESS TO PROJECT...........................................19

                                      (ii)

                                   ARTICLE XVI

   SECTION 16.1.  OPTION TO EXTEND TERM.......................................19

                                  ARTICLE XVII

   SECTION 17.5.  APPLICATION OF CONDEMNATION AWARDS IF CORPORATION

                                  ARTICLE XVIII

   SECTION 18.1.  DAMAGE AND DESTRUCTION......................................23
   SECTION 18.2.  CONDEMNATION................................................24

                                   ARTICLE XIX

   SECTION 19.1.  TERMINATION BY REASON OF CHANGE OF CIRCUMSTANCES............24

                                   ARTICLE XX

                                   ARTICLE XXI

   SECTION 21.1.  PERFORMANCE OF CORPORATION'S OBLIGATIONS BY ISSUER..........26

                                  ARTICLE XXII

   SECTION 22.1.  SURRENDER OF POSSESSION.....................................26

                                  ARTICLE XXIII

   SECTION 23.1.  NOTICES. 29

                                  ARTICLE XXIV

   SECTION 24.1.  NET LEASE...................................................27
   SECTION 24.2.  FUNDS HELD BY TRUSTEE AFTER PAYMENT OF BONDS................27

                                     (iii)

                                   ARTICLE XXV

   SECTION 25.1.  RIGHTS AND REMEDIES.........................................27
   SECTION 25.2.  WAIVER OF BREACH............................................27
   SECTION 25.3.  ISSUER SHALL NOT UNREASONABLY WITHHOLD CONSENTS
                  AND APPROVALS...............................................27

                                  ARTICLE XXVI

   SECTION 26.1.  FINANCIAL REPORT............................................28

   SECTION 26.2.  QUIET ENJOYMENT AND POSSESSION..............................28

                                  ARTICLE XXVII

   SECTION 27.1.  INVESTMENT TAX CREDIT; DEPRECIATION.........................28

                                 ARTICLE XXVIII

                   Exhibit A - Form of Certificate for Payment of Project Costs
                   Exhibit B - Performance Agreement
                   Schedule I - Property Subject to Lease

                                      (iv)

                                 LEASE AGREEMENT

     THIS LEASE AGREEMENT  dated as of September 1, 2006 (the "Lease"),  between the CITY OF OLATHE, KANSAS, a municipal corporation organized and existing under the laws of the State of Kansas (the "Issuer"), as lessor, and DCI HOLDINGS FAE,
LLC, a Kansas limited liability company (the "Corporation"), as lessee;

     WITNESSETH:

     WHEREAS, the Issuer is authorized under the provisions of K.S.A. 12-1740 to
12-1749d,  inclusive, as amended (the "Act"), to purchase,  acquire,  construct,
improve,   equip,   remodel,  sell  and  lease  certain  facilities  within  its jurisdiction for commercial purposes, and to issue revenue bonds for the purpose of paying the cost of such facilities,  and to pledge the income and revenues to be derived from the  operation of such  facilities  to secure the payment of the principal of and interest on such bonds;

     WHEREAS,  pursuant  to the  Act,  the  governing  body  of the  Issuer  has heretofore  passed  Ordinance  No.  06-95 on August 15,  2006 (the  "Ordinance")
authorizing  the Issuer to issue its: (a) Tax Exempt  Industrial  Revenue  Bonds
(DCI,  Inc.  Project),  Series  2006A,  in the  aggregate  principal  amount  of
$3,680,000 (the "Series 2006A Bonds");  (b) Tax Exempt Industrial  Revenue Bonds
(DCI, Inc. Project), Series 2006B, in the aggregate principal amount of $400,000
(the "Series 2006B  Bonds");  (c) Taxable  Industrial  Revenue Bonds (DCI,  Inc.
Project),  Series  2006C,  in the  aggregate  principal  amount of $100,000 (the
"Series 2006C  Bonds");  and (d) Taxable  Subordinate  Industrial  Revenue Bonds
(DCI, Inc. Project), Series 2006D, in the aggregate principal amount of $820,000
(the "Series 2006D Bonds," and together with the Series 2006A Bonds,  the Series
2006B  Bonds and the  Series  2006C  Bonds,  the  "Bonds"),  for the  purpose of acquiring,  constructing  and  equipping a Project (as defined in the  hereafter referred to Indenture),  and  authorizing the Issuer to lease the Project to the
Corporation;

     WHEREAS,  pursuant to the Ordinance, the Issuer is authorized to enter into a Trust Indenture of even date herewith (the "Indenture"),  with UMB Bank, N.A., as trustee (the  "Trustee"),  for the purpose of issuing and securing the Bonds, as therein  provided,  and to enter into this Lease with the  Corporation  under which the Issuer will acquire, purchase,  construct,  improve, equip and remodel the Project and will lease the Project to the  Corporation in  consideration  of rental payments by the Corporation which will be sufficient to pay the principal of and interest on the Bonds; and

     WHEREAS, pursuant to the foregoing, the Issuer desires to lease the Project to the  Corporation  and the  Corporation  desires to lease the Project from the
Issuer, for the rentals and upon the terms and conditions hereinafter set forth.

     NOW,   THEREFORE,   in   consideration  of  the  premises  and  the  mutual
representations,  covenants and agreements herein contained,  the Issuer and the
Corporation do hereby represent, covenant and agree as follows:

                                   ARTICLE I

     Section  1.1.  Definitions.  In  addition  to the words,  terms and phrases elsewhere defined in this Lease,  capitalized  words,  terms and phrases as used herein shall have the meanings given to such words, terms and phrases in Section
101 of the Indenture  (which  definitions are hereby  incorporated by reference)  and the  following  meanings  unless the  context  or use  indicates another or different meaning or intent:

     "Additional Rent" means (i) all fees,  charges and expenses of the Trustee,
(ii) all  Impositions,  (iii) all  amounts  required to be rebated to the United
States  pursuant to the  Indenture,  (iv) all Default  Administration  Costs (as
defined in the Indenture),  (v) all other payments of whatever nature payable or to become payable  pursuant to the Indenture or which  Corporation has agreed to pay or assume under the provisions of this Lease,  and (vi) any and all expenses
(including reasonable attorney's fees) incurred by Issuer in connection with the issuance of the Bonds or the  enforcement  of any rights under this Lease or the
Indenture. The fees, charges and expenses of the Trustee shall include all costs incurred in connection  with the  issuance,  transfer,  exchange,  registration, redemption or payment of the Bonds except (a) the  reasonable  fees and expenses in connection with the replacement of a Bond or Bonds mutilated, stolen, lost or destroyed or (b) any tax or other  government  charge  imposed on the Trustee in relation to the transfer, exchange,  registration,  redemption or payment of the
Bonds.

     "Additional  Term" shall mean that term  commencing  on the last day of the
Basic Term and terminating five (5) years thereafter.

     "Bankruptcy Code" means Title 11 of the United States Code, as amended.

     "Basic  Rent"  means the amount of the  interest  due on the next  Interest
Payment Date and of the principal due on the next Principal  Payment Date which, when added to Basic Rent Credits, will be sufficient to pay, on the next Payment
Date, all principal of,  redemption  premium,  if any, and interest on the Bonds which is due and payable on such Payment Date.

     "Basic  Rent  Credits"  means all funds on  deposit  in the  Principal  and
Interest  Payment  Account  and  available  for the  payment  of  principal  of, redemption premium, if any, and interest on the Bonds on any Payment Date.

     "Basic Rent Payment Date" means (i) with respect to the Superior Bonds, the first day of each month,  commencing  October 1, 2006,  and (ii) with respect to the Series 2006D Bonds,  each March 1 and September 1, commencing March 1, 2007, until the principal of,  redemption  premium,  if any, and interest on the Bonds have been fully paid or provision made for their payment in accordance  with the provisions of the Indenture.

     "Basic  Term" means that term  commencing  as of the date of this Lease and ending on September 1, 2026,  subject to prior  termination as specified in this
Lease,  but to continue  thereafter  until all of the principal  of,  redemption premium,  if any, and interest on all outstanding  Bonds shall have been paid in full or provision  made for their payment in accordance  with the  provisions of the Indenture.

     "CERCLA" means the Comprehensive  Environmental Response,  Compensation and
Liability Act, 42 U.S.C. ss.9601, et seq.

     "Certificate  of  Completion"  means a  written  certificate  signed by the
Authorized Corporation  Representative stating (1) the date on which the Project has been completed in accordance with the plans and  specifications  approved by the Corporation,  (2) that all other facilities necessary in connection with the
Project have been purchased,  constructed,  and installed,  (3) that the Project and such other  facilities  have been purchased,  constructed,  and installed in accordance  with the  Performance  Agreement  and this  Lease  Agreement  and in conformance with all applicable zoning, planning, building,  environmental,  and other  similar  governmental  regulations,  (4) that,  except for Project  Costs described in accordance with clause (5) of this Section,  all Project Costs have been paid,  (5) the amounts,  if any, to be retained in the Project Fund for the payment of Project Costs,  if any, not yet due or Project Costs whose  liability the Corporation is contesting, and amounts that otherwise should be retained and the reasons they should be retained,  (6) that the Project has been completed in a good and workmanlike  manner,  (7) that no mechanic's or  materialmen's  liens have been  filed,  nor is there any basis  for the  filing of such  liens,  with respect to the Project,  (8) that all  Improvements  constituting  a part of the
Project  are located or  installed  upon the Land,  and (9) that an  appropriate certificate of occupancy has been issued with respect to the Project .

     "DCI" means DCI, Inc., a Kansas corporation.

     "Default"  means any event or condition the  occurrence of which,  with the lapse of time or the giving of notice or both, constitutes an Event of Default.

     "Environmental  Law" means CERCLA,  SARA, and any other  federal,  state or local  environmental  statute,  regulation  or ordinance  presently in effect or coming into effect during the term of this Lease.

     "Event of Bankruptcy"  means an event whereby the  Corporation  shall:  (i)
admit in writing its inability to pay its debts as they become due; or (ii) file a  petition  in  bankruptcy  or for  reorganization  or for the  adoption  of an arrangement under the Bankruptcy Code as now or in the future amended, or file a pleading asking for such relief;  or (iii) make an assignment for the benefit of creditors;  or (iv) consent to the  appointment of a trustee or receiver for all or a major portion of its property; or (v) be finally adjudicated as bankrupt or insolvent  under any  federal or state law;  or (vi) suffer the entry of a final and  nonappealable  court  order  under any  federal or state law  appointing  a receiver  or trustee for all or a major part of its  property  or  ordering  the winding-up or liquidation of its affairs,  or approving a petition filed against it under the Bankruptcy  Code, which order, if the Corporation has not consented thereto, shall not be vacated,  denied, set aside or stayed within 60 days after the day of entry; or (vii) suffer a writ or warrant of attachment or any similar process to be issued by any court against all or any substantial  portion of its property,  and such writ or warrant of attachment or any similar  process is not contested,  stayed,  or is not released within 60 days after the final entry, or levy or after any contest is finally  adjudicated  or any stay is vacated or set aside.

     "Event of Default" means any one of the following events:

          (a)  Failure of  Corporation  to make any payment of Basic Rent at the time and in the amounts required hereunder; or

          (b) Failure of Corporation  to make any payment of Additional  Rent at the  times  and n  the  amounts  required  hereunder,  or  failure  by  the
     Corporation to observe or perform any other covenant, agreement, obligation or provision of this Lease or the Tax Compliance Agreement, and the same is not  remedied  within 30 days after the Issuer or the Trustee has given the
     Corporation  written notice  specifying such failure (or such longer period as shall be reasonably required to correct such default;  provided that (i)
     Corporation  has commenced such correction  within said 30-day period,  and
     (ii) Corporation diligently prosecutes such correction to completion); or

          (c) An Event of Bankruptcy; or

          (d) The occurrence of a Determination of Taxability; or

          (e) Corporation abandons the Project; or

          (f) An  Event  of  Default  under  the  Indenture  or the  Performance
     Agreement shall have occurred and be continuing.

     "Full Insurable Value" means the full actual replacement cost less physical depreciation  as determined  from time to time in accordance  with Article VI of the Lease upon the request of Issuer,  Corporation  or the Trustee (but not more frequently than once in every 24 months) by an architect,  appraiser,  appraisal company or one of the insurers, selected and paid by Corporation.

     "Hazardous  Substances"  shall mean  "hazardous  substances"  as defined in
CERCLA.

     "Impositions" means all taxes and assessments,  general and special,  which may be lawfully taxed, charged,  levied,  assessed or imposed upon or against or payable  for  or in  respect  of  the  Project  or  any  part  thereof,  or  any improvements at any time thereon or Corporation's  interest  therein,  including any new lawful taxes and  assessments  not of the kind  enumerated  above to the extent  that the same are  lawfully  made,  levied or  assessed in lieu of or in addition to taxes or assessments now customarily levied against real or personal property,  and further  including all water and sewer charges,  assessments  and other governmental charges and impositions whatsoever, foreseen or unforeseen.

     "Indenture"  means the Trust  Indenture  dated as of September 1, 2006,  as from  time to time  amended  and  supplemented  by  Supplemental  Indentures  in accordance with the provisions thereof.

     "Land" means the real property  described in Schedule I attached hereto and made a part hereof on which the Project is located.

     "Lease" means this Lease by and between the Issuer and the Corporation,  as from time to time  supplemented  and amended in accordance  with the  provisions hereof and of the Indenture.

     "Net  Proceeds"  means,   when  used  with  respect  to  any  insurance  or
condemnation award with respect to the Project,  the proceeds from the insurance or condemnation  award  remaining  after the payment of all expenses  (including attorneys' fees and any  extraordinary  expenses of the Trustee) incurred in the collection of such proceeds.

     "Notice Address" shall mean:

     (1) With respect to the Corporation:

               DCI Holdings FAE, LLC
               C/O First American Exchange Company
               1900 Midwest Plaza
               801 Nicollet Mall
               Minneapolis, MN 55402
               Attention: Jodean Fritz

     (2) With respect to the Issuer:

               City of Olathe, Kansas
               City Hall
               100 E. Santa Fe
               Olathe, Kansas 66061
               Attention: City Clerk

     (3) With respect to the Trustee:

               UMB Bank, N.A.
               Attention: Corporate Trust Division
               2401 Grand Blvd., Suite 200
               Kansas City, Missouri 64108

     "Official  Action  Date"  means  September  6, 2005,  the date on which the governing body of the Issuer adopted a resolution  indicating an intent to issue the Bonds.

     "Performance  Agreement"  means  the  Performance  Agreement  dated  as  of
September 1, 2006, between the Issuer and the Corporation.

     "SARA" means the Superfund  Amendments and  Reauthorization Act of 1986, as
now in effect and as hereafter amended.

     Section 1.2.  Representations  and  Covenants by  Corporation.  Corporation
makes  the  following  covenants  and  representations  as  the  basis  for  the undertakings on its part herein contained.

          (a) The Corporation (i) is a limited  liability company duly organized and  validly  existing  under  the  laws of the  State  of  Kansas,  and is qualified to transact  business  under the laws of the State,  (ii) has the power and  authority to own its  properties  and assets and to carry on its business as now being conducted (and as now contemplated by this Lease) and
     (iii) has the full legal right,  power and authority to execute and deliver this  Lease  and  to  perform  all  the  undertakings  of  the  Corporation thereunder.

          (b) The  execution,  delivery  and  performance  of this  Lease by the
     Corporation, the consummation of the transactions contemplated thereby, and the  fulfillment  of the terms and  conditions  thereof do not and will not conflict  with or result in a breach of any of the terms or  conditions  of its Articles of Organization  and Operating  Agreement,  any restriction or any agreement or instrument to which the  Corporation  is now a party or by which it is bound or to which any property of the  Corporation  is subject, and do not and will not constitute a default under any of the foregoing, or to the best of the Corporation's knowledge,  cause the Corporation to be in violation of any order, decree, statute, rule or regulation of any court or
     any  state  or  federal  regulatory  body  having   jurisdiction  over  the
     Corporation or its properties,  including the Project,  and do not and will not result in the creation or imposition of any lien, charge or encumbrance of any  nature  upon  any of the  property  or  assets  of the  Corporation contrary  to  the  terms  of any  instrument  or  agreement  to  which  the
     Corporation is a party or by which it is bound.

          (c)  There  are  no  actions,  suits,   proceedings  or  inquiries  or
     investigations  at law or in equity  pending  or, to the  knowledge  of the
     Corporation,  threatened  against the  Corporation  or any  property of the
     Corporation in any court or before any federal,  state,  municipal or other governmental agency, which are reasonably likely to have a material adverse effect  upon the  Corporation  or upon the  business or

     properties of the  Corporation or upon their power,  authority and right to enter into this Lease;  and the  Corporation is not in default with respect to any order of any court or governmental agency.

          (d) The operation of the Project in the manner presently  contemplated and as described  herein will not conflict in any material respect with any existing zoning,  water or air pollution or other ordinance,  order, law or regulations applicable thereto. To the best of the Corporation's  knowledge the Project has been designed in accordance  with all  applicable  federal, state and  local  laws or  ordinances  (including  rules  and  regulations)
     relating  to  zoning,  building,  safety  and  environmental  quality.  All necessary permits,  licenses,  consents and permissions with respect to the
     Project have been obtained as of the date of execution of this Lease to the extent that the same are obtainable as of such date.

          (e) The  Corporation  will operate the Project in material  compliance
     with  all  applicable  federal,   state  and  local  laws,  ordinances  and
     regulations and all agreements and instruments to which it is a party.

          (f) Subject to Section  9.6,  the  Corporation  is not in the trade or business of selling  properties  such as the Project and is  acquiring  the
     Project  for  investment   purposes  only  or  otherwise  for  use  by  the
     Corporation in its trade or business,  and therefore the Corporation has no intention now or in the foreseeable  future to voluntarily sell,  surrender or otherwise transfer, in whole or part, its interest in the Project.

          (g) The  Corporation is not in default in the payment of the principal of or  interest  on any  indebtedness  for  borrowed  money;  or under  any instrument  or agreement  under and subject to which any  indebtedness  for borrowed money has been issued.

          (h) The Corporation has filed all federal and state income tax returns which,  to the knowledge of the  Corporation,  are required to be filed and has  paid  all  taxes  shown  on  said  returns  and  all  assessments  and governmental  charges  received  by it to the extent  that they have become due.

          (i) The Corporation  has reviewed the provisions of the Indenture.  By the  execution  and delivery of this Lease,  the  Corporation  approves the
     Indenture and agrees to be bound by all  provisions  thereof  applicable to the Corporation.

          (j) To the  best of the  Corporation's  knowledge,  no  member  of the governing  body of the  Issuer or any other  officer  of the Issuer has any significant or conflicting interest, financial, employment or otherwise, in the Corporation, the Project or in the transactions contemplated hereby.

          (k) The Corporation shall not:

               (i) except  pursuant  to the  provisions  of this Lease or except upon a sale,  transfer or conveyance of the Project in accordance with the terms of this  Lease,  permit the sale,  transfer,  conveyance  or encumbrance  of the Project or any part thereof  during the  effective term of this  Lease,  provided  this  covenant  shall not apply to any encumbrance,  conveyance  or  transfer  in  connection  with  a  sale, transfer or other  conveyance  of the Project that  complies  with the requirements of this Lease; or

               (ii) demolish any part of the Project  except in accordance  with the plans and specifications or substantially  remove from the Project any real or personal property.

          (l) The Corporation  warrants that it has not and will not execute any other agreement with provisions  contradictory to, or in opposition to, the provisions  hereof,  and that in any event,  the requirements of this Lease are paramount and controlling as to the rights and  obligations  herein set forth and supersede any other requirements in conflict herewith.

          (m) If the  Corporation  becomes  aware  of any  situation,  event  or condition which would result in the interest on the Bonds becoming  subject to federal or Kansas income taxation,  the Corporation  shall promptly give written  notice  thereof  to the  Issuer,  the  Trustee  and  the  Original
     Purchaser.

          (n) The  Corporation  represents,  warrants  and agrees  that if, as a result of fire or other casualty,  the Project, or any part thereof,  shall be condemned or acquired for public use, the Corporation  will use its best efforts  to repair  and  restore  the  Project  to  substantially  the same condition as existed prior to the event causing such damage or destruction, or to relieve the  condemnation,  and  thereafter to operate the Project in accordance with the terms of this Lease.

          (o) The Corporation  has not and will not sell,  transfer or otherwise dispose  of the  Project  except  as  provided  in this  Lease  and the Tax
     Compliance  Agreement,  and the Corporation  hereby further agrees that any sale,  transfer or other  disposition of the Project in violation hereof or thereof shall be null, void and without effect,  shall cause a reversion of
     title  to  the   Corporation  and  shall  be  ineffective  to  relieve  the
     Corporation of its obligations under this Lease.

     Section 1.3.  Representations  and  Covenants  by Issuer.  Issuer makes the following representations and covenants as the basis for the undertakings on its part herein contained:

          (a) It is a municipal  corporation existing under the Constitution and laws of the State. Under the provisions of the Act, Issuer has the power to enter into and perform the transactions  contemplated by this Lease and the
     Indenture and to carry out its obligations hereunder and thereunder.

          (b) It has not, in whole or in part, assigned, leased, hypothecated or otherwise  created  any other  interest  in, or  disposed  of, or caused or permitted any lien, claim or encumbrance to be placed against, the Project, except  for this  Lease  and the  pledge  of the  Project  pursuant  to the
     Indenture.

          (c) Except as otherwise  provided herein or in the Indenture,  it will not during the Term, in whole or in part,  assign,  lease,  hypothecate  or otherwise  create any other  interest in, or dispose of, or cause or permit any lien,  claim or encumbrance to be placed against,  the Project,  except this Lease and the pledge of the Project pursuant to the Indenture.

          (d) It has duly  authorized  the  execution and delivery of this Lease and the Indenture and the issuance, execution and delivery of the Bonds.

          (e) It has obtained the consent to and/or  approval of the issuance of the Bonds by each  municipal  corporation  and  political  subdivision  the consent of approval of which is required by the  provisions  of the Act and the Code.

                                   ARTICLE II

     Section 2.1. Granting of Leasehold.  Issuer by these presents hereby rents, leases and lets unto Corporation and Corporation hereby rents,  leases and hires from  Issuer,  for the rentals and upon and subject to the terms and  conditions hereinafter set forth, the Project for the Basic Term.

                                  ARTICLE III

     Section 3.1.  Basic Rent.  Issuer  reserves and  Corporation  covenants and agrees to pay to the Trustee  hereinafter and in the Indenture  designated,  for the  account of Issuer and during the Basic Term,  for deposit in the  Principal and Interest Payment Account  hereinafter and in the Indenture  established,  on each Basic Rent Payment Date, Basic Rent in immediately available funds.

     Section 3.2.  Acquisition of Bonds. In the event  Corporation  acquires any
Outstanding Bonds, it may present the same to Issuer for cancellation,  and upon such cancellation,  Corporation's  obligation to pay Basic Rent shall be reduced accordingly, but in no event shall Corporation's obligation to pay Basic Rent be reduced  in  such a  manner  that  the  Trustee  shall  not  have on hand in the
Principal  and Interest  Payment  Account  funds  sufficient to pay the maturing principal of, redemption  premium,  if any, and interest on Outstanding Bonds as and when the same shall become due and payable in accordance with the provisions of the Indenture.

     Section  3.3.  Additional  Rent.  Within 30 days  after  receipt of written notice  thereof,  Corporation  shall pay any Additional Rent required to be paid pursuant to this Lease;  provided,  however,  any  Additional  Rent described in subparagraph (iv) of the definition of Additional Rent shall be due upon written demand of the Trustee.

     Section  3.4.  Rent  Payable  Without  Abatement  or  Setoff.   Corporation
covenants  and  agrees  with  and for the  express  benefit  of  Issuer  and the
Bondowners  that all payments of Basic Rent and Additional Rent shall be made by
Corporation  as the same become due, and that  Corporation  shall perform all of its obligations, covenants and agreements hereunder without notice or demand and without abatement, deduction, setoff, counterclaim, recoupment or defense or any right of termination or cancellation  arising from any circumstance  whatsoever, whether now  existing or  hereafter  arising,  and  irrespective  of whether the
Improvements shall have been acquired, started or completed, or whether Issuer's title to the  Project or any part  thereof is  defective  or  non-existent,  and notwithstanding  any  failure of  consideration  or  commercial  frustration  of purpose,  the eviction or constructive  eviction of  Corporation,  any Change of
Circumstances,  any  change  in the tax or other  laws of the  United  States of
America,  the State,  or any  municipal  corporation  of  either,  any change in
Issuer's legal  organization or status, or any default of Issuer hereunder,  and regardless  of the  invalidity  of any  action of  Issuer or any other  event or condition  whatsoever,  and  regardless of the invalidity of any portion of this
Lease, and Corporation  hereby waives the provisions of any statute or other law now or  hereafter  in effect  contrary to any of its  obligations,  covenants or agreements under this Lease or which releases or purports to release Corporation therefrom.  Nothing in this Lease shall be construed as a waiver by  Corporation of any rights or claims  Corporation may have against Issuer under this Lease or otherwise, but any recovery upon such rights and claims shall be had from Issuer separately,  it  being  the  intent  of this  Lease  that  Corporation  shall be
unconditionally   and   absolutely   obligated  to  perform  fully  all  of  its
obligations, agreements and covenants under this Lease (including the obligation to pay Basic Rent and Additional Rent) for the benefit of the Bondowners.

     Section 3.5.  Prepayment of Basic Rent.  Corporation may at any time prepay all or any part of the Basic Rent.

     Section 3.6. Deposit of Rent by Trustee. The Trustee shall deposit, use and apply all  payments of Basic Rent and  Additional  Rent in  accordance  with the provisions of this Lease and the Indenture.

                                   ARTICLE IV

     Section 4.1. Disposition of Original Proceeds.  The Original Proceeds shall be paid over to the  Trustee  for the  account  of Issuer and  deposited  by the
Trustee in the Project Fund to be used and applied as provided in this Lease and the Indenture, without further order or authorization.

                                   ARTICLE V

     Section 5.1. Acquisition of Land and Improvements.  Corporation shall prior to or  concurrently  with  the  issuance  of the  Bonds,  convey  or cause to be conveyed to Issuer the Land and such of the  Improvements as are then completed, installed  or  in  progress.  Corporation  shall  also  concurrently  with  such conveyance  make  provisions  for the  discharge  of any  liens or  encumbrances incurred by it in connection with the construction,  installation or development of the Project.

     Section 5.2.  Environmental  Matters.  Corporation  acknowledges that is it responsible for  maintaining  the Project in compliance  with all  Environmental
Laws.  In the event that  Corporation  does not  expeditiously  proceed with any compliance  action with respect to the Project  lawfully  required by any local,
state  or  federal  authority  under  applicable   Environmental   Law,  Issuer,
immediately after notice to Corporation,  may elect (but may not be required) to undertake such  compliance.  Any moneys  expended by Issuer in efforts to comply with any applicable Environmental Law (including the cost of hiring consultants, undertaking sampling and testing,  performing any cleanup necessary or useful in the  compliance  process  and  attorneys'  fees)  shall  be due and  payable  as
Additional Rent hereunder with interest thereon at the rate of 12% from the date such cost is incurred.  There shall be unlimited  recourse to Corporation to the extent of any  liability  incurred by Issuer with respect to any breaches of the provisions of this section.

     Corporation shall and does hereby indemnify the Issuer, the Trustee and the
Bondowners and agree to defend and hold them harmless from and against all loss, cost, damage and expense  (including,  without  limitation,  attorneys' fees and costs  associated  incurred  in the  investigation,  defense and  settlement  of claims)  that  they may  incur,  directly  or  indirectly,  as a result of or in connection with the assertion  against them or any of them of any claim relating to the  presence  on,  escape  or  removal  from the  Project  of any  hazardous substance or other material  regulated by any applicable  Environmental  Law, or compliance with any applicable  Environmental  Law,  whether  before,  during or after the term of this Lease,  including  claims  relating to personal injury or damage to property.

     Section  5.3.  Project  Completion.   The  Corporation  warrants  that  the
construction  and/or  acquisition of the Improvements have been completed (other than punch list items and  landscaping  which the  Corporation  will cause to be completed) and that the Project will be suitable for use by the  Corporation for its purposes.  Any and all amounts  received by Issuer,  Trustee or  Corporation from any

of the contractors or other  suppliers by way of breach of contract,  refunds or adjustments shall become a part of and be deposited in the Project Fund.

     Section  5.4.  Payment of Project  Costs for  Buildings  and  Improvements.
Issuer hereby agrees to pay for the construction of the Improvements, but solely from the Project Fund, and hereby  authorizes and directs the Trustee to pay for the same, but solely from the Project Fund,  from time to time,  upon receipt by the Trustee of a certificate signed by the Authorized Corporation Representative in the form set  forth by  Exhibit  A hereto  which is  incorporated  herein  by reference.

     The sole  obligation of Issuer under this  paragraph  shall be to cause the
Trustee  to make such  disbursements  upon  receipt  of such  certificates.  The
Trustee may rely fully on any such certificate and shall not be required to make any investigation in connection therewith.

     Section 5.5.  Payment of Project Costs for Machinery and Equipment.  Issuer
hereby  agrees  to pay  for  the  purchase  and  acquisition  of any  machinery, equipment or other personal  property  constituting a part of the  Improvements, but solely from the Project Fund, from time to time, upon receipt by the Trustee of a certificate signed by the Authorized Corporation Representative in the form provided by Exhibit A hereto.

     The sole  obligation  of Issuer  under this  Section  shall be to cause the
Trustee  to make such  disbursements  upon  receipt  of said  certificates.  The
Trustee may rely fully on any such certificate and shall not be required to make any independent  investigation in connection therewith,  except that the Trustee shall investigate requests for reimbursements  directly to Corporation and shall require  such  supporting  evidence  as would be required  by a  reasonable  and prudent trustee. All machinery, equipment and for personal property acquired, in whole or in part,  from funds  deposited  in the Project  Fund  pursuant to this section shall be and become a part of the Project.

     Section 5.6. Completion of Project.  Corporation warrants that the Project, when  completed,  will be  necessary  or  useful in its  development  for use by
Corporation or DCI for their  respective  purposes.  Issuer and Corporation each covenant  and agree to proceed  diligently  to complete the Project on or before the Completion Date. Upon completion of the Project, Corporation shall cause the
Authorized Corporation  Representative to deliver a Certificate of Completion to the Trustee.

     Section  5.7.  Deficiency  of Project  Fund.  If the Project  Fund shall be insufficient  to pay fully all Project Costs and to fully  complete the Project, lien free,  Corporation  covenants to pay the full amount of any such deficiency by  making  payments  directly  to  the  contractors  and to  the  suppliers  of materials,  machinery, equipment, property and services as the same shall become due, and Corporation shall save Issuer whole and harmless from any obligation to pay such deficiency.

     Section 5.8.  Surplus in Project Fund. In the event funds remain on hand in the Project  Fund on the date the  Certificate  of  Completion  is  furnished to
Trustee or on the Completion Date,  whichever shall first occur,  such remaining funds shall be transferred by the Trustee to the Principal and Interest  Payment
Account  on the  Completion  Date and shall be applied  in  accordance  with the provisions of Section 504 of the Indenture.

     Section 5.9. Right of Entry by Issuer. The duly authorized agents of Issuer shall  have the right at any  reasonable  time  prior to the  completion  of the
Project to have  access to the  Project or any parts  thereof for the purpose of
inspecting  and  supervising  the  acquisition,   installation  or  construction
thereof.

                                       10

     Section 5.10. Machinery and Equipment Purchased by Corporation.  If no part of the purchase price of an item of machinery, equipment or personal property is paid from funds  deposited  in the  Project  Fund  pursuant to the terms of this
Lease, then such item of machinery,  equipment or personal property shall not be deemed a part of the Project.

     Section 5.11. Project Property of Issuer.  All buildings,  improvements and work  constituting a part of the Project,  all work and materials on the Project as such work progresses, and the Project as fully completed, anything under this
Lease which becomes, is deemed to be, or constitutes a part of the Project,  and
the  Project  as  repaired,  rebuilt,   rearranged,   restored  or  replaced  by
Corporation under the provisions of this Lease, except as otherwise specifically provided herein, shall immediately when erected or installed become the absolute property of Issuer.

     Section 5.12. Kansas Retailers' Sales Tax.

          (a) The parties have entered  into this Lease in  contemplation  that, under the existing  provisions of K.S.A.  79-3606(d)  and other  applicable laws,  sales  of  tangible  personal  property  or  services  purchased  in connection with  construction of the Project are entitled to exemption from the tax imposed by the Kansas  Retailers'  Sales Tax Act. The parties agree that Issuer shall, upon the request of and with  Corporation's  assistance, promptly obtain from the State and furnish to the contractors and suppliers an exemption  certificate for the construction of the Project.  Corporation covenants  that said  exemption  shall be used only in connection  with the purchase of tangible  personal  property or services becoming a part of the
     Project.

          (b)  The  parties  further   acknowledge   that,  under  the  existing
     provisions  of K.S.A.  79-3603(h),  a tax may be  levied  at the  currently lawful rate upon the gross  receipts  derived by Issuer from the renting or leasing of personal  property,  if any,  purchased from the proceeds of the
     Bonds.  Corporation  agrees to pay, as Additional Rent hereunder,  the full amount  of any  such  tax as  hereinafter  determined.  Such  payments,  if required,  shall be made at the same time as the installments of Basic Rent provided for hereby, and shall be made directly to Issuer, or in such other manner as Issuer may from time to time direct in  writing.  It shall be the duty of Issuer to promptly file any returns and remit any such taxes to the
     State,  or  to  make  suitable  provision  therefor,   in  accordance  with
     applicable laws,  rulings and regulations.  Issuer's taxable gross receipts shall be  determined by  multiplying  that portion of each  installment  of
     Basic Rent which  represents  the  payment of  principal  of the Bonds by a fraction in which the total proceeds of the Bonds is the  denominator,  and the amount  expended  from Bond  proceeds for the  acquisition  of personal property,  which amount shall be determined by Corporation and set forth in a certificate delivered to Issuer,  Corporation and the Trustee immediately following completion of construction of the Project, is the numerator.  The amount of each  installment  of tax due shall be determined by  multiplying
     Issuer's taxable gross receipts determined in accordance with the preceding sentence (unless a different  determination  has been made in a judicial or administrative  proceeding as hereinafter provided), by such other tax rate percentage  as may  from  time  to  time  be  imposed  by  applicable  law.
     Notwithstanding the foregoing provisions,  if it shall be determined in any judicial or administrative  proceeding that Issuer's taxable gross receipts are in an amount other than the amount determined by applying the foregoing provisions,  Corporation shall be obligated to pay and hereby agrees to pay the full amount of such tax, based upon such judicially or administratively determined  gross  receipts,  it being the  intent of this  provision  that
     Corporation  shall pay in full the amount of any such tax, but no more than such amount,  which Issuer is obligated to collect under the present or any future laws of the State.

                                       11

                                   ARTICLE VI

     Section  6.1.  Insurance  as a Condition  to  Disbursement.  As a condition precedent to  disbursement  of funds from the Project Fund pursuant to Article V hereunder (other than any  disbursement  made in connection with the issuance of the  Bonds),  the  following  policies of  insurance  shall be in full force and effect:

          (a)  General   accident  and  public  liability   insurance   covering
     Corporation's  and/or DCI's  operations  in or upon the Project  (including coverage for all losses whatsoever arising from the ownership, maintenance, use or operation of any  automobile,  truck or other vehicle in or upon the
     Project) under which DCI shall be named as insured and Issuer,  Corporation
     (until such time that this Lease is  assigned to DCI) and Trustee  shall be additional named insureds,  as their interests in the Project shall appear, in an amount not less than $1,000,000; which policy shall provide that such insurance  may not be cancelled by the issuer  thereof  without at least 30 days'  advance  written  notice to Issuer,  Corporation  and Trustee,  such insurance to be maintained throughout the life of this Lease; and

          (b) Workers' Compensation Insurance.

     Section 6.2.  Insurance After  Completion.  Corporation shall and covenants and agrees that it will, throughout the Basic Term at its sole cost and expense, keep the Project  constantly  insured against loss or damage by fire,  lightning and all other risks  covered by the broadest form  extended  coverage  insurance endorsement  then in use in the State in an amount  equal to the Full  Insurable
Value  thereof  (subject  to  reasonable  loss  deductible  provisions)  in such insurance  company or companies as it may select and shall at all times maintain general accident and public  liability  insurance  required  pursuant to Section
6.l(a).

     Section 6.3. General Insurance Provisions.

          (a) Not  less  than 30  days  prior  to the  expiration  dates  of the expiring  policies,  originals or certificates or acceptable binders of the policies provided for in this Article,  each bearing  notations  evidencing payment of the premiums or other evidence of such payment  satisfactory  to
     Issuer,  shall be  delivered  by  Corporation  to Issuer and  Trustee.  All policies  of such  insurance  and all  renewals  thereof  shall name DCI as insured  and  Issuer,  Corporation  (until  such time  that  this  Lease is assigned to DCI) and the Trustee as additional insureds as their respective interests may appear, shall contain a provision that such insurance may not be  cancelled  or amended by the issuer  thereof  without at least 30 days'
     written notice to Issuer,  Corporation and the Trustee and shall be payable to the  Issuer,  Corporation  and  Trustee  as their  respective  interests appear.  Issuer and Corporation each hereby agree to do anything necessary, be it the endorsement of checks or otherwise,  to cause any such payment to be made to the  Trustee,  as long as such payment is required by this Lease to be made to the Trustee. Any charges made by the Trustee for its services shall be paid by Corporation.

          (b) Each policy of insurance  hereinabove  referred to shall be issued by a nationally  recognized  responsible  insurance company qualified under the laws of the  State to assume  the risks  covered  therein  except  that
     Corporation may be self-insured as to any required insurance

                                       12

     coverages  with the consent of the Issuer and the  Trustee,  which  consent will not be unreasonably withheld.

          (c)  Certificates  of insurance  evidencing  the  insurance  coverages herein  required  shall be filed with the Trustee  continuously  during the term of this Lease.

          (d) Each policy of insurance hereinabove referred to may be subject to a reasonable deductible in an amount approved by the Trustee.

          (e) Each policy of insurance  required herein may be provided  through blanket policies maintained by Corporation.

          (f)   Anything  in  this  Lease  to  the   contrary   notwithstanding,
     Corporation  shall be liable to Issuer  pursuant to the  provisions of this
     Lease or otherwise, as to any loss or damage which may have been occasioned by the negligence of Corporation, its agents or employees.

     Section  6.4.  Evidence  of Title.  Corporation  shall  purchase,  from the
Project Fund or from  Corporation's  own funds, a policy of or an endorsement to owner's  title  insurance,  insuring  fee simple title to the Project in Issuer, subject to Permitted  Encumbrances  in an amount equal to the maximum  insurable value thereof for title insurance  purposes.  Issuer and Corporation  agree that any and all proceeds  therefrom during the Basic Term (a) if received before the completion  of the  Project  shall be paid into and become a part of the Project
Fund, (b) if received  thereafter but before the Bonds and interest thereon have been paid in full,  shall be paid into and  become a part of the  Principal  and
Interest  Payment  Account,  and (c) if  received  after the  Bonds,  redemption premium,  if any, and interest  thereon have been paid in full, shall belong and be paid to Corporation.

                                  ARTICLE VII

     Section 7.1.  Impositions.  Corporation shall, during the Lease Term, bear, pay and discharge,  before the delinquency thereof, any and all Impositions.  In the event any  Impositions  may be lawfully  paid in  installments,  Corporation shall be  required  to pay only such  installments  thereof  as  become  due and payable  during  the life of this  Lease as and  when  the same  become  due and payable.

     Section 7.2. Receipted  Statements.  Unless Corporation exercises its right to contest any  Impositions in accordance  with Section 7.4 hereof,  Corporation shall,  within  30 days  after  the last day for  payment,  without  penalty  or interest,  of an  Imposition  which  Corporation  is required  to bear,  pay and discharge pursuant to the terms hereof, deliver to Issuer a photostatic or other suitable  copy of the  statement  issued  therefor  duly  receipted  to show the payment thereof.

     Section 7.3. Issuer May Not Sell. Issuer covenants that, unless Corporation is in  default  under  this  Lease it will not,  without  Corporation's  written consent, unless required by law, sell or otherwise part with or encumber its fee or other  ownership  interest in the Project at any time during the life of this
Lease.

     Section 7.4. Contest of Impositions.  Corporation  shall have the right, in its own or  Issuer's  name or both,  to contest  the  validity  or amount of any
Imposition by appropriate legal  proceedings  instituted at least 10 days before the Imposition  complained of becomes  delinquent if, and provided,  Corporation
(i) before instituting any such contest, shall give Issuer written notice of its intention to do

                                       13

so and, if  requested  in writing by Issuer,  shall  deposit  with the Trustee a surety  bond of a surety  company  acceptable  to Issuer as surety,  in favor of
Issuer, or cash, in a sum of at least the amount of the Imposition so contested, assuring the payment of such  contested  Impositions  together with all interest and penalties to accrue thereon and court costs, and (ii) diligently  prosecutes any such contest and at all times  effectively stays or prevents any official or judicial sale therefor,  under  execution or otherwise,  and (iii) promptly pays any final judgment enforcing the Imposition so contested and thereafter promptly procures record release or satisfaction  thereof.  Corporation shall hold Issuer whole and harmless  from any costs and expenses  Issuer may incur related to any such contest.

     Section 7.5. Ad Valorem Taxes.  The Issuer and the Corporation  acknowledge that under the existing provisions of K.S.A.  79-201a, as amended,  the property acquired, constructed or installed with the proceeds of the Bonds is entitled to exemption  from  general ad valorem  and  property  taxes  (other  than  special assessments  levied  on  account  of  special  benefits)  on real  and  personal property,  other than  inventory,  for a period of 10  calendar  years after the calendar year in which the Bonds are issued, provided proper application is made therefor.  The Issuer  covenants  that it will not  voluntarily  take any action which may be  reasonably  construed  as  tending  to cause or induce the levy or assessment of such ad valorem or property taxes on the Project so long as any of the Bonds are outstanding and unpaid or for said 10-year period, whichever shall be the shorter time, and at the Corporation's  request, fully cooperate with the
Corporation in all reasonable  ways to prevent any such levy or assessment.  The
Issuer further  covenants that it will make all necessary  filing  regarding the application for such ad valorem and property tax exemption,  and will renew said application  from time to time and take any other  action as may be necessary to maintain such ad valorem and property tax exemption in full force and effect, in accordance  with  K.S.A.  79-210,  et seq.,  and the  regulations  of the  State
Department  of  Revenue.  The  Corporation  agrees  to pay any  such  levies  or assessments that are lawful on the Project.

     Section  7.6.  Payment  in Lieu of  Taxes.  The  Issuer  shall use its best efforts to obtain and maintain in effect the exemption from ad valorem taxes and personal property taxes referred to in Section 7.5 above. The Corporation agrees that,  during  each year the  Project  is exempt  from ad valorem  and  personal property taxes by reason thereof, the Corporation will make a payment in lieu of taxes to the Issuer in the amounts and at the times set forth in the Performance
Agreement  providing  for  payments  in lieu of such  ad  valorem  and  personal property  taxes.  Such  payment  shall be made each year at the time ad  valorem taxes on the Project would first be due and payable but for such exemption.

                                  ARTICLE VIII

     Section  8.1.  Use of  Project.  Subject to the  provisions  of this Lease,
Corporation  shall have the right to use the  Project  for any and all  purposes allowed by law and  contemplated  by the  Constitution of the State and the Act.
Corporation shall comply with all statutes, laws, ordinances, orders, judgments, decrees,  regulations,  directions and requirements of all federal, state, local and other governments or governmental  authorities,  now or hereafter applicable to the Project or to any  adjoining  public ways, as to the manner of use or the condition of the Project or of adjoining public ways.  Corporation  shall comply with the mandatory requirements, rules and regulations of all insurers under the policies required to be carried under the provisions of this Lease.  Corporation shall pay all costs, expenses,  claims, fines, penalties and damages that may in any  manner  arise  out of,  or be  imposed  as a  result  of,  the  failure  of
Corporation to comply with the provisions of this Article.

                                       14

                                   ARTICLE IX

     Section 9.1. Sublease by Corporation.  Corporation may sublease the Project to any  single  party or  entity,  but only with the prior  written  consent  of
Issuer,  which consent  Issuer shall not  unreasonably  withhold,  and the prior written  consent of 100% of the  Bondowners.  The  Corporation  may sublease the
Project  to  DCI  without  the  prior  written  consent  of  the  Issuer  or the
Bondholders.  Corporation may sublease portions of the Project for use by others in the normal course of its business without Issuer's prior consent or approval, but with the prior  written  consent of 100% of the  Bondowners  (which  consent shall not be  unreasonably  withheld if the  sublease at issue plus the total of all other subleases do not exceed 25% of the Improvements).  In the event of any such  subleasing,  Corporation  shall remain fully liable for the performance of its duties and obligations hereunder,  and no such subleasing and no dealings or transactions  between Issuer or the Trustee and any such subtenant shall relieve
Corporation of any of its duties and  obligations  hereunder.  Any such sublease shall be subject  and  subordinate  in all  respects to the  provisions  of this
Lease.

     Section  9.2.  Assignment  by  Corporation.  Subject  to Section  9.6,  the
Corporation may assign its interest in this Lease with the prior written consent of Issuer (which consent Issuer shall not  unreasonably  withhold) and the prior written consent of 100% of the Bondowners.  In the event of any such assignment,
Corporation  shall  remain fully  liable for the  performance  of its duties and obligations  hereunder,  except to the extent hereinafter provided,  and no such assignment and no dealings or transactions between Issuer or the Trustee and any such assignee  shall relieve  Corporation  of any of its duties and  obligations hereunder, except as may be otherwise provided in the following section.

     Section 9.3.  Release of Corporation.  If, in connection with an assignment by Corporation  of its interest in this Lease,  (1) the Issuer and the Owners of
100% in aggregate  principal  amount of the  Outstanding  Bonds  (including  any
Additional  Bonds) shall file with the Trustee and the Original  Purchaser their prior written consent to such  assignment,  and (2) the proposed  assignee shall expressly  assume and agree to perform  all of the  obligations  of  Corporation under this Lease;  then Corporation shall be fully released from all obligations accruing hereunder after the date of such assignment.

     Section 9.4. Mergers and Consolidations.  Notwithstanding the provisions of
Sections  9.1 and 9.2  above,  if  Corporation  shall  assign  or  transfer,  by operation of law or otherwise,  its interests in this Lease in connection with a transaction  involving the merger or  consolidation of Corporation with or into, or a  sale,  lease  or  other  disposition  of all or  substantially  all of the property of Corporation as an entirety to another person,  association,  limited liability  company,  corporation or other entity, and (1) Issuer shall file with the Trustee its prior written  consent to such  assignment,  transfer or merger,
(2) the proposed assignee,  transferee or surviving company or corporation shall expressly  assume and agree to perform  all of the  obligations  of  Corporation under this Lease and the Guaranty  Agreement  with regard to the Bonds,  and (3)
Corporation  shall  furnish the Trustee and Issuer with  evidence in the form of financial statements  accompanied by the certificate of an independent certified public accountant of recognized standing establishing that the net worth of such proposed  assignee,  transferee or surviving company or corporation  immediately following such assignment,  transfer or merger will be at least equal to the net worth  of  Corporation  as  shown  by the most  recent  financial  statement  of
Corporation  furnished to Trustee pursuant to this Lease; then and in such event
Corporation  shall be fully  released from all  obligations  accruing  hereunder after the date of such assignment, transfer or merger.

     Section 9.5.  Covenant  Against  Other  Assignments.  Corporation  will not assign or in any manner  transfer its  interests  under this Lease,  nor will it suffer  or  permit  any  assignment  thereof  by  operation  of law,  except  in accordance with the limitations, conditions and requirements herein set forth.

                                       15

     Section 9.6.  Assignment to DCI. The  Corporation and the Issuer agree that the  Corporation  shall  assign this Lease to DCI prior to January 1, 2007.  The
Corporation  shall deliver  written  notice to the Issuer and the Trustee at the time of the  assignment,  along  with an  assignment  and  assumption  agreement executed by both the Corporation  and DCI, at the time of the  assignment.  Upon the  acknowledgment of the assignment and assumption  agreement by the City, the
Corporation shall be released from its obligations under this Lease.

                                   ARTICLE X

     Section 10.1.  Repairs and  Maintenance.  Corporation  covenants and agrees that it will,  during the Term of this Lease,  keep and maintain the Project and all parts thereof in good condition and repair, including but not limited to the furnishing of all parts,  mechanisms and devices required to keep the machinery, equipment  and  personal  property  constituting  a part of the  Project in good mechanical and working  order,  and that during said period of time it will keep the  Project and all parts  thereof  free from  filth,  nuisance  or  conditions unreasonably increasing the danger of fire.

     Section  10.2.  Removal,  Disposition  and  Substitution  of Machinery  and
Equipment.  Corporation  shall have the right,  provided  Corporation  is not in default in the payment of Basic Rent and Additional  Rent, to remove and sell or otherwise  dispose  (any such  removal,  sale or  disposition  referred  to as a
"Removal")  of any  machinery  and  equipment  which  constitutes  a part of the
Project  and which are no  longer  used by  Corporation  or, in the  opinion  of
Corporation,  are no longer  suitable for use by  Corporation  in its operations
(whether  by reason of  changed  processes,  changed  techniques,  obsolescence, depreciation or otherwise), subject, however, to the following conditions:

          (1) With respect only to such items of machinery  and  equipment  that originally cost $25,000 or more, to the following:

               (a) Prior to any such Removal,  Corporation  shall deliver to the
          Trustee   a   certificate   signed  by  the   Authorized   Corporation
          Representative  (i) containing a complete  description,  including the make, model and serial numbers, if any, of any machinery and equipment constituting  a part of the Project which it proposes to remove,  (ii)
          stating the reason for such Removal,  (iii) stating what  disposition, if any, of the machinery  and  equipment is to be made by  Corporation after such  Removal and the names of the party or parties to whom such disposition  is to be made and the  consideration  to be  received  by
          Corporation therefor, if any, and (iv) setting forth the original cost and the current fair market  value of such  machinery  and  equipment;
          provided,  however,  that in no event  shall the  current  fair market value of such  machinery and equipment be less than the  consideration to be received by  Corporation  upon the  disposition  thereof be less than the current fair market value.

               (b) Prior to any such Removal,  Corporation shall pay the current fair market value of such machinery and equipment as set forth in said certificate  to the Trustee and the Trustee  shall deposit such amount in the Principal and Interest Payment Account.

               (c)   Corporation   may  remove  any   machinery   and  equipment
          constituting  a part of the Project  without first  complying with the
          provisions  of  subparagraph  (b)  above;   provided,   however,  that
          Corporation shall promptly replace any such machinery and equipment so removed with  machinery

                                       16

          and equipment of the same or a different kind but which are capable of performing  the  same  function,  efficiently,  as the  machinery  and equipment so removed,  and the  machinery and equipment so acquired by
          Corporation to replace such machinery and equipment  shall be deemed a part of the  Project.  Within 30 days  after any such  replacement  by
          Corporation, Corporation shall deliver to the Trustee a certificate of the  Authorized  Corporation  Representative  setting forth a complete description,  including make, model and serial numbers, if any, of the machinery and equipment which  Corporation has acquired to replace the machinery  and equipment so removed by  Corporation,  the cost thereof and that said machinery and equipment have been installed.

          (2)  With  respect  to such  items of  machinery  and  equipment  that originally cost less than $25,000, Corporation shall deliver to the Trustee a certificate  setting forth the facts provided for in subparagraph  (l)(a)
     above. In no event shall Corporation pursuant to this Subsection (2) remove items of  machinery  and  equipment  having an aggregate  original  cost of
     $25,000 or more.

     All machinery and equipment  constituting a part of the Project and removed by  Corporation  pursuant to this Section shall become the absolute  property of
Corporation  and may be sold or  otherwise  disposed of by  Corporation  without accounting to Issuer with respect thereto.  In all cases,  Corporation shall pay all the costs and expenses of any such Removal and shall  immediately  repair at its expense all damage caused thereby.  Corporation's  rights under this Article to remove machinery and equipment constituting a part of the Project is intended only to permit Corporation to maintain an efficient  operation by the Removal of such machinery and equipment no longer suitable to Corporation's  use for any of the reasons set forth in this paragraph and such right is not to be construed to permit a Removal  under any other  circumstances  and shall not be  construed to permit the wholesale Removal of such machinery and equipment by Corporation.

                                   ARTICLE XI

     Section 11.1.  Alteration of Project.  Corporation shall have and is hereby given the right, at its sole cost and expense,  to make such additions,  changes and  alterations in and to any part of the Project as  Corporation  from time to time may deem necessary or advisable;  provided, however,  Corporation shall not make any major addition,  change or alteration  which will adversely  affect the intended use or structural  strength of any part of the Project.  All additions, changes and  alterations  made by Corporation  pursuant to the authority of this
Article shall (a) be made in a workmanlike  manner and in strict compliance with all laws and ordinances applicable thereto, (b) when commenced, be prosecuted to completion with due diligence, and (c) when completed, shall be deemed a part of the Project;  provided,  however, that additions of machinery,  equipment and/or personal property of Corporation, not purchased or acquired from funds deposited with the Trustee  hereunder  and not  constituting  a part of the Project  shall remain the separate  property of  Corporation  and may be removed by Corporation prior to termination of this Lease;  provided  further,  however,  that all such additional  machinery,  equipment  and/or personal  property which remain in the
Project  after  the  termination  of this  Lease for any  cause  other  than the purchase of the Project  pursuant to Article XVII hereof shall,  upon and in the event of such termination, become the separate and absolute property of Issuer.

                                       17

                                 ARTICLE XII

     Section 12.1. Additional Improvements. Corporation shall have and is hereby given the  right,  at its sole cost and  expense,  to  construct  on the Land or within areas  occupied by the  Improvements,  or in airspace  above the Project, such additional  buildings and improvements as Corporation from time to time may
deem  necessary  or  advisable.   All  additional   buildings  and  improvements
constructed  by  Corporation  pursuant to the  authority of this Article  shall, during the Term, remain the property of Corporation and may be added to, altered or razed  and  removed  by  Corporation  at any  time  during  the Term  hereof.
Corporation  covenants and agrees (a) to make all repairs and  restorations,  if any, required to be made to the Project because of the construction of, addition to, alteration or removal of, said additional buildings or improvements,  (b) to keep and maintain said additional  buildings and  improvements in good condition and repair,  ordinary wear and tear  excepted,  and (c) to promptly and with due diligence either raze and remove from the Land, in a good,  workmanlike  manner, or repair,  replace or restore such of said additional buildings or improvements as may from time to time be damaged by fire or other casualty,  and (d) that all additional  buildings and  improvements  constructed by Corporation  pursuant to this Article which remain in place after the  termination  of this Lease for any cause  other than the  purchase of the Project  pursuant to  Article  VII hereof shall, upon and in the event of such termination, become the separate and absolute property of Issuer.

                                  ARTICLE XIII

     Section 13.1. Securing of Permits and Authorizations. Corporation shall not do or permit  others under its control to do any work in or in  connection  with the  Project or related to any  repair,  rebuilding,  restoration,  replacement, alteration  of or  addition  to the  Project,  or any part  thereof,  unless all requisite municipal and other governmental permits and authorizations shall have first  been  procured  and paid for.  All such work  shall be done in a good and workmanlike  manner and in compliance with all applicable  building,  zoning and other  laws,  ordinances,  governmental  regulations  and  requirements  and  in accordance  with the  requirements,  rules and regulations of all insurers under the policies required to be carried under the provisions of this Lease.

     Section 13.2. Mechanics' Liens. Corporation shall not do or suffer anything to be done whereby the Project,  or any part  thereof,  may be encumbered by any mechanics' or other similar lien and if, whenever and so often as any mechanics'
or other  similar  lien is  filed  against  the  Project,  or any part  thereof,
Corporation  shall discharge the same of record within 30 days after the date of filing.  Notice is hereby given that Issuer does not authorize or consent to and shall not be liable  for any labor or  materials  furnished  to  Corporation  or anyone  claiming  by,  through or under  Corporation  upon  credit,  and that no mechanics'  or similar  lien for any such  labor,  services or  materials  shall attach to or affect  the  reversionary  or other  estate of Issuer in and to the
Project, or any part thereof.

     Section 13.3.  Contest of Liens.  Corporation,  notwithstanding  the above, shall have the right to contest any such  mechanics'  or other  similar  lien if within said 30-day period stated above it (i) notifies  Issuer in writing of its intention so to do, and (ii) diligently  prosecutes  such contest,  at all times effectively  staying or preventing  any official or judicial sale of the Project or any part thereof or interest therein, under execution or otherwise, and (iii)
promptly pays or otherwise  satisfies any final judgment  adjudging or enforcing such  contested lien claim and thereafter  promptly  procures  record release or satisfaction thereof.

                                       18

     Section  13.4.  Utilities.  All  utilities  and  utility  services  used by
Corporation  in, on or about the Project shall be contracted  for by Corporation in Corporation's  own name and Corporation  shall, at its sole cost and expense, procure any and all permits,  licenses or authorizations necessary in connection therewith.

                                  ARTICLE XIV

     Section 14.1. Indemnity.  Corporation shall and hereby covenants and agrees to indemnify,  protect, defend and save Issuer and the Trustee harmless from and against any and all claims, demands, liabilities and costs, including attorneys'
fees,  arising from damage or injury,  actual or claimed,  of whatsoever kind or character,  to property or persons,  occurring or allegedly  occurring in, on or about the Project  during the Term hereof,  and upon timely  written notice from
Issuer or the Trustee,  Corporation  shall defend  Issuer and the Trustee in any action or proceeding brought thereon; provided,  however, that nothing contained in this Section shall be construed as requiring  Corporation to indemnify Issuer or the Trustee for any claim resulting from any act or omission of Issuer or the
Trustee, or their respective agents and employees.

                                   ARTICLE XV

     Section 15.1. Access to Project. Issuer, for itself and its duly authorized representatives and agents,  including Trustee,  reserves the right to enter the
Project at all reasonable  times during usual business hours throughout the Term for the purpose of (a) examining and inspecting  the same,  (b) performing  such work  made  necessary  by  reason  of  Corporation's  default  under  any of the provisions  of this  Lease,  and (c)  while an Event of  Default  is  continuing hereunder,  for the purpose of exhibiting the Project to prospective purchasers, lessees or mortgagees. Issuer may, during the progress of said work mentioned in
(b) above, keep and store on the Project all necessary  materials,  supplies and equipment  and shall  not be liable  for  necessary  inconvenience,  annoyances, disturbances,  loss of  business  or other  damage  suffered  by  reason  of the performance  of any such work or the  storage of such  materials,  supplies  and equipment.

                                  ARTICLE XVI

     Section 16.1.  Option to Extend Term.  Corporation shall have and is hereby given the right and option,  to extend the term of this Lease for the Additional
Term  provided  that (a)  Corporation  shall give Issuer  written  notice of its intention to exercise each such option at least 30 days prior to the  expiration of the Basic Term and (b) Corporation is not in default hereunder in the payment of Basic Rent or Additional  Rent the time it gives Issuer such notice or at the time the Additional  Term  commences.  In the event  Corporation  exercises such option, the terms, covenants,  conditions and provisions set forth in this Lease shall be in full force and effect and binding upon Issuer and Corporation during the  Additional  Term except that the Basic Rent during any extended term herein provided  for shall be the sum of  $100.00  per year,  payable in advance on the first Business Day of such Additional Term.

                                       19

                                  ARTICLE XVII

     Section 17.1. Option to Purchase Project. Subject to the provisions of this
Article,  Corporation shall have the right and option to purchase the Project at any time during the Term hereof. Corporation shall exercise its aforesaid option by giving Issuer written notice of Corporation's election to exercise its option and  specifying  the date,  time and place of closing,  which date (the "Closing
Date")  shall  neither be earlier than 30 days nor later than 180 days after the notice is given.  Corporation  may not,  however,  exercise  its said  option if
Corporation is in default hereunder on the Closing Date.

     Section  17.2.  Quality  of Title and  Purchase  Price.  If said  notice of election to purchase  be given as  aforesaid,  Issuer  shall and  covenants  and agrees to sell and convey its interests in and to the Project to  Corporation on the Closing Date free and clear of all liens and encumbrances  whatsoever except
(a) those to which the title was subject on the date of Corporation's conveyance to Issuer of the Project,  or to which title became  subject with  Corporation's written  consent,  or which  resulted from any failure of Corporation to perform any of its covenants or obligations under this Lease, (b) taxes and assessments, general and  special,  if any, and (c) the rights,  titles and  interests of any party having  condemned or who is attempting to condemn title to, or the use for a limited  period of, all or any part of the  Project,  for the price and sum as follows (which  Corporation shall and covenants and agrees to pay in cash at the time of delivery of Issuer's deed or other instrument or instruments of transfer to the Project to Corporation as hereinafter provided):

          (i) The full  amount  which is  required  to  provide  Issuer  and the
     Trustee with funds  sufficient,  in accordance  with the  provisions of the
     Indenture,  to pay at  maturity  or to  redeem  and  pay in  full  (A)  the principal of all of the Outstanding  Bonds, (B) all interest due thereon to date of maturity or redemption,  whichever first occurs, and (C) all costs, expenses and premiums  incident to the redemption and payment of said Bonds in full, plus

          (ii) $100.00.

Nothing in this Article shall release or discharge  Corporation from its duty or obligation under this Lease to make any payment of Basic Rent or Additional Rent which, in accordance with the terms of this Lease, becomes due and payable prior to the Closing Date, or its duty and obligation to fully perform and observe all covenants  and  conditions  herein  stated  to  be  performed  and  observed  by
Corporation prior to the Closing Date.

     Section  17.3.  Closing of  Purchase.  On the Closing  Date,  Issuer  shall deliver to Corporation its special warranty deed or other appropriate instrument or instruments of conveyance or assignment,  properly executed and conveying the
Project to Corporation free and clear of all liens and  encumbrances  whatsoever except as set forth in the preceding section above or conveying such other title to the  Project  as  may be  acceptable  to  Corporation,  and  then  and  there
Corporation  shall pay the full purchase  price for the Project as follows:  (a)
the amount  specified in clause (i) of Section 17.2 shall be paid to the Trustee who shall  deposit the same in the Principal  and Interest  Payment  Account and shall  use the same to pay or  redeem  the Bonds  and the  interest  thereon  as provided in the Indenture,  and (b) the amount  specified in clause (ii) of said
Section 17.2 shall be paid to Issuer;  provided,  however,  nothing herein shall require  Issuer to deliver its said special  warranty deed or other  appropriate instrument or instruments of assignment or conveyance to Corporation until after all duties and  obligations of Corporation  under this Lease to the date of such delivery  have  been  fully  performed  and  satisfied.  Upon  the  delivery  to
Corporation  of  Issuer's  said  special  warranty  deed  or  other  appropriate instrument  or  instruments  of

                                       20

assignment or conveyance and payment of the purchase price by Corporation,  this
Lease shall, ipso facto, terminate.

     Section 17.4.  Effect of Failure to Complete  Purchase.  If, for any reason whatsoever,  the purchase of the Project by Corporation pursuant to valid notice of election to purchase  given as aforesaid is not effected on the Closing Date, this Lease shall be and remain in full force and effect  according  to its terms the same as though no notice of  election to  purchase  had been  given,  except that:

          (a) If such  purchase is not  effected on the Closing  Date because of the failure or refusal of  Corporation  to fully perform and observe all of the covenants and conditions  herein contained on Corporation's  part to be performed or observed to the Closing Date,  Corporation  shall be deemed to be in  default  under this  Lease and  Issuer  shall  have such  rights and
     Corporation shall have such duties and obligations as are stated in Article
     XX hereof  with like  effect as though  written  notice of default had been given and any grace period for the  correction  of such default had expired and said default remains unsatisfied.

          (b) If such  purchase is not  effected on the Closing  Date because on said date Issuer does not have or is unable to convey to  Corporation  such title to the Project as Corporation is required to accept, the Issuer shall use its best  efforts to cure any such defect in its title to the  Project.
     In the event the  Issuer is unable to cure such  defect in its title to the
     Project,  or if  Issuer's  failure  to  close  would  be a  breach  of  its obligations  hereunder,  Corporation  shall  have the right to cancel  this
     Lease forthwith if, but only if, the principal of and interest on the Bonds and all costs incident to the redemption and payment of the Bonds have been paid in full.

     Section 17.5.  Application of Condemnation Awards if Corporation  Purchases
Project. The right of Corporation to exercise its option to purchase the Project under the provisions of this Article shall remain unimpaired notwithstanding any condemnation of title to, or the use for a limited period of, all or any part of the Project.  If Corporation shall exercise its said option and pay the purchase price as provided in this Article,  all of the  condemnation  awards received by
Issuer after the payment of said purchase  price,  less all attorneys'  fees and
other   expenses  and  costs   incurred  by  Issuer  in  connection   with  such
condemnation, shall belong and be paid to Corporation.

     Section 17.6. Option to Purchase Unimproved  Portions of Land.  Corporation
shall have and is hereby  given the right and option to purchase at any time and from  time to time  during  the  Term any  vacant  part or  vacant  parts of the
unimproved  Land  constituting  a  part  of  the  Project;  provided,   however,
Corporation shall furnish Issuer with a certificate of an Authorized Corporation
Representative,  dated not more than 30 days  prior to the date of the  purchase and stating that, in the opinion of the Authorized  Corporation  Representative,
(a) the portion of said Land with  respect to which the option is  exercised  is not needed for the  operation of the Project for the purposes  herein stated and
(b) the  purchase  will not impair the  usefulness  or operating  efficiency  or materially  impair the value of the Project  and will not destroy or  materially impair the means of ingress  thereto  and egress  therefrom.  Corporation  shall exercise this option by giving Issuer written notice of  Corporation's  election to exercise its option and specifying the legal  description  and the date, time and place of closing, which date shall neither be earlier than 45 days nor later than 60 days after the notice is given, and (c) specifying the appraised current
fair  market   value  of  the  portions  of  the  Land  with  respect  to  which
Corporation's  Option is exercised as  determined by an  independent,  qualified appraiser  whose  report  shall  be  furnished  to  the  Trustee  together  with
Corporation's notice of election to purchase and (d) a certificate signed by the chief executive or chief financial officer of Corporation  stating that no event has  occurred  and is  continuing  which,  with notice or lapse of time or both, would constitute an Event of Default;  provided,

                                       21

however, that Corporation may not exercise this option if there has occurred and is  continuing  any event  which,  with  notice or lapse of time or both,  would constitute  an Event of  Default  at the time  said  notice is given and may not purchase said real property on the specified  closing date if any such event has occurred and is continuing  on said date.  The option hereby given shall include the right to  purchase a perpetual  easement  for  right-of-way  to and from the public  roadway and the right to purchase  such land as is  necessary  to assure that there will always be access between the real property purchased pursuant to these Sections 17.6 through 17.10 and the public roadway.

     Section 17.7. Quality of Title - Purchase Price. If said notice of election to purchase is given as provided in Section  17.6,  Issuer shall sell and convey the real property described in Corporation's  aforesaid notice to Corporation on the  specified  date free and clear of all  liens  and  encumbrances  whatsoever except (i) those to which the title was subject on the date of  commencement  of the term of this Lease,  or to which title  became  subject  with  Corporation's written  consent,  or which  resulted from any failure of Corporation to perform any  of  its  agreements  or  obligations  under  this  Lease,  (ii)  taxes  and assessments,  general  or  special,  if any,  and (iii) the  rights,  titles and interests of any party having  condemned or who is  attempting  to condemn title to, or the use for a limited  period  of,  all or any part of the real  property described in  Corporation's  aforesaid  notice.  The purchase  price shall be an amount equal to the then current fair market value thereof,  as determined  with reference to the independent appraiser's report furnished to the Trustee.

     Section 17.8. Closing of Purchase. If Issuer has title to the real property free and clear of all liens and encumbrances  whatsoever  except as stated above or has  such  other  title  to  the  real  property  as  may  be  acceptable  to
Corporation, then on the specified date, Issuer shall deliver to Corporation its special  warranty  deed,  properly  executed and  conveying the real property to
Corporation  free and clear of all liens and encumbrances  whatsoever  except as stated above, and then and there  Corporation  shall pay the aforesaid  purchase price, for the real property,  said purchase price to be paid to the Trustee for the  account of the Issuer and  deposited  by the Trustee in the  Principal  and
Interest  Payment  Account and shall be used to pay or redeem  Bonds on the date the Bonds  are  first  subject  to  redemption  as  provided  in the  Indenture;
provided,  however,  nothing  herein  shall  require  Issuer to deliver its said special  warranty deed to Corporation  until after all duties and obligations of
Corporation  under  this  Lease to the date of such  delivery  have  been  fully performed and satisfied.

     Section 17.9.  Effect of Purchase on Lease.  The exercise by Corporation of the option  granted under these Sections 17.6 through 17.10 and the purchase and sale and conveyance of a portion or portions of the Land  constituting a part of the Project  pursuant hereto shall in no way whatsoever  affect this Lease,  and all the terms and  provisions  hereof  shall remain in full force and effect the same  as  though  no  notice  of  election  to  purchase  had  been  given,  and specifically, but not in limitation of the generality of the foregoing, exercise of such option shall not affect, alter, diminish,  reduce or abate Corporation's obligations to pay all Basic Rent and Additional Rent required hereunder.

     Section 17.10.  Effect of Failure to Complete Purchase.  If, for any reason whatsoever,  the purchase by Corporation of the real property  described in said notice is not effected on the specified  date, this Lease shall be and remain in full  force and  effect  according  to its terms the same as though no notice of election to purchase had been given.

     Section 17.11. Option to Purchase Machinery and Equipment.  The Corporation
shall have the right and option to  purchase  the  portion of the  Project  that consists of machinery  and equipment at any time during the Term hereof but only after  payment of all of the  principal of all of the  Outstanding  Series 2006B
Bonds and all of the  Outstanding  Series  2006C  Bonds,  plus all  interest due thereon and all

                                       22

costs,  expenses and premiums incident to the payment of such Bonds in full. The
Corporation  shall  exercise its  aforesaid  option by giving the Issuer and the
Trustee  written notice of  Corporation's  election to exercise its option along with payment in the amount of $100. Upon receipt of the notice and payment,  the
Issuer  shall  execute  and  delivery  of  bill of sale  for the  machinery  and equipment to the Corporation.

                                 ARTICLE XVIII

     Section 18.1. Damage and Destruction.

          (a) If, during the Basic Term, the Project is damaged or destroyed, in whole or in part, by fire or other casualty, the Corporation shall promptly notify the Issuer and the Trustee in writing as to the nature and extent of such damage or loss and whether it is practicable and desirable to rebuild, repair, restore or replace such damage or loss.

          (b)  If  the  Corporation   shall  determine  that  such   rebuilding,
     repairing,  restoring  or  replacing  is  practicable  and  desirable,  the
     Corporation  shall  forthwith  proceed  with and complete  with  reasonable dispatch such rebuilding,  repairing, restoring or replacing. In such case, any Net Proceeds of casualty  insurance required by this Lease and received with respect to any such damage or loss to the Project shall be paid to the
     Trustee and shall be deposited in the Project Replacement Fund and shall be used and  applied  for the  purpose of paying the cost of such  rebuilding, repairing, restoring or replacing such damage or loss. Any amount remaining in the Project Replacement Fund after such rebuilding, repairing, restoring or replacing  shall be deposited  into the Principal  and Interest  Payment
     Account and used to pay principal of the Bonds.

          (c) If the  Corporation  shall determine that  rebuilding,  repairing, restoring or replacing the Project are not practicable  and desirable,  any
     Net Proceeds of casualty insurance required by this Lease and received with respect to any such  damage or loss to the  Project  shall be paid into the
     Principal and Interest  Payment  Account.  The  Corporation  agrees that it shall be reasonable in exercising its judgment  pursuant to this subsection
     (c).

          (d) The  Corporation  shall not, by reason of its inability to use all or any part of the  Project  during  any  period  in which the  Project  is damaged or destroyed, or is being repaired,  rebuilt,  restored or replaced nor by reason of the  payment of the costs of such  rebuilding,  repairing, restoring or replacing,  be entitled to any  reimbursement or any abatement or  diminution  of  the  Basic  Rent  or  Additional  Rent  payable  by the
     Corporation   under  this  Lease  nor  of  any  other  obligations  of  the
     Corporation under this Lease except as expressly provided in this Section.

          (e)  Anything in this  Article to the  contrary  notwithstanding,  the
     Issuer and  Trustee  shall have the right at any time and from time to time to withhold payment of all or any part of the Net Proceeds from the Project
     Replacement  Fund  attributable  to damage or destruction of the Project to
     Corporation  or any third party if an Event of Default has  occurred and is continuing,  or Issuer or Trustee has given  notice to  Corporation  of any
     Default which,  with the passage of time,  will become an Event of Default.
     In the event  Corporation  shall cure any Defaults  specified  herein,  the
     Trustee  may  make  payments  from  the  Net  Proceeds  to  Corporation  in accordance with the provisions of this Article.  However,  if this Lease is terminated or Issuer or Trustee otherwise re-enters and takes possession of the Project without  terminating  this Lease, the Trustee shall pay

                                       23

     all the Net Proceeds  held by it into the  Principal  and Interest  Payment
     Account and all rights of the Corporation in and to such Net Proceeds shall cease.

     Section 18.2. Condemnation.

          (a) If,  during the Basic Term title to, or the  temporary use of, all or any part of the Project shall be condemned by any  authority  exercising the power of eminent domain,  the Corporation  shall,  within 90 days after the date of  entry  of a final  order  in any  eminent  domain  proceedings granting  condemnation,  notify the Issuer and the Trustee in writing as to the nature and extent of such  condemnation  and whether it is  practicable and desirable to acquire or construct substitute improvements.

          (b) If the  Corporation  shall  determine  that such  substitution  is practicable and desirable, the Corporation shall forthwith proceed with and complete with  reasonable  dispatch the acquisition or construction of such substitute  improvements.  In such case, any Net Proceeds received from any award or awards  with  respect to the Project or any part  thereof  made in such  condemnation  or eminent domain proceeds shall be paid to the Trustee and shall be  deposited in the Project  Replacement  Fund and shall be used and applied for the  purpose of paying the cost of such  substitution.  Any amount remaining in the Project  Replacement Fund after such acquisition or construction  shall be deposited  into the Principal  and Interest  Payment
     Account.

          (c) If the Corporation  shall determine that it is not practicable and desirable to acquire or construct substitute improvements, any Net Proceeds of condemnation  awards received by the Corporation  shall be paid into the
     Principal and Interest  Payment  Account.  The  Corporation  agrees that it shall be reasonable in exercising its judgment  pursuant to this subsection
     (c).

          (d) The  Corporation  shall not, by reason of its inability to use all or any  part of the  Project  during  any such  period  of  restoration  or acquisition  nor by reason of the payment of the costs of such  restoration or  acquisition,  be  entitled to any  reimbursement  or any  abatement  or diminution of the Basic Rent or Additional  Rent payable by the Corporation under this Lease nor of any other obligations hereunder except as expressly provided in this Section.

          (e) The  Issuer  shall  cooperate  fully with the  Corporation  in the handling and conduct of any prospective or pending condemnation proceedings with  respect  to the  Project  or any part  thereof.  In no event will the
     Issuer  voluntarily  settle or consent to the settlement of any prospective or pending condemnation proceedings with respect to the Project or any part thereof without the written consent of the Corporation.

                                  ARTICLE XIX

     Section 19.1. Termination by Reason of Change of Circumstances.  If, at any
time during the Basic Term,  a Change of  Circumstances  occurs or the Bonds are called for  redemption  and payment upon the  occurrence of a  Determination  of
Taxability, then and in such event Corporation shall have the option to purchase the Project pursuant to Article XVII hereof or option to terminate this Lease by giving Issuer notice of such  termination  within 90 days after  Corporation has actual  knowledge of the event giving rise to such  option;  provided,  however, that such  termination  shall not become  effective unless and until none of the
Bonds are Outstanding.

                                       24

                                   ARTICLE XX

     Section 20.1. Remedies on Default. Whenever any Event of Default shall have happened and be continuing, the Issuer may take any one or more of the following remedial actions:

          (a) By written notice to the Corporation upon acceleration of maturity of the Bonds as  provided  in the  Indenture,  the  Trustee may declare the aggregate  amount  of all  unpaid  Basic  Rent or  Additional  Rent then or thereafter  required to be paid under this Lease by the  Corporation  to be immediately  due and payable as  liquidated  damages from the  Corporation, whereupon  the  same  shall  become  immediately  due  and  payable  by the
     Corporation;

          (b) Give  Corporation  written  notice of intention to terminate  this
     Lease on a date specified therein,  which date shall not be earlier than 10 days after such  notice is given and,  if all  defaults  have not then been cured on the date so specified,  Corporation's  rights to possession of the
     Project  shall cease,  and this Lease shall  thereupon be  terminated,  and
     Issuer may re-enter and take possession of the Project; or

          (c)  Without  terminating  the Term  hereof,  or this  Lease,  conduct inspections  or an  environmental  assessment of the Project,  re-enter the
     Project  or take  possession  thereof  pursuant  to  legal  proceedings  or pursuant to any notice  provided for by law, and having elected to re-enter or take  possession  of the Project  without  terminating  the Term or this
     Lease, Issuer shall use reasonable diligence to relet the Project, or parts thereof,  for such term or terms  and at such  rental  and upon such  other terms and conditions as Issuer may deem  advisable,  with the right to make alterations  and repairs to the Project,  and no such re-entry or taking of possession  of the Project by Issuer  shall be  construed as an election on
     Issuer's  part to terminate  this Lease,  and no such re-entry or taking of possession by Issuer shall  relieve  Corporation  of its  obligation to pay
     Basic Rent or Additional Rent (at the time or times provided herein), or of any of its other  obligations  under this Lease, all of which shall survive such re-entry or taking of possession,  and  Corporation  shall continue to pay the Basic Rent and Additional Rent provided for in this Lease until the end of the Term, whether or not the Project shall have been relet, less the net proceeds,  if any, of any reletting of the Project after  deducting all of Issuer's expenses incurred in connection with such reletting,  including without limitation,  all repossession costs, brokerage  commissions,  legal
     expenses,   expenses  of  employees,   alteration  costs  and  expenses  of
     preparation of the Project for reletting.

     Net  proceeds of any  reletting  shall be deposited  in the  Principal  and
Interest Payment  Account.  Having elected to re-enter or take possession of the
Project pursuant to subsection (c) hereunder,  Issuer may (subject,  however, to any restrictions against termination of this Lease in the Indenture),  by notice to Corporation  given at any time thereafter while  Corporation is in default in the payment of Basic Rent or Additional  Rent or in the performance of any other obligation  under this Lease,  elect to terminate this Lease in accordance  with subsection (b) hereunder If, in accordance with any of the foregoing  provisions of this  Article,  Issuer  shall  have the right to elect to  re-enter  and take possession  of the  Project,  Issuer may enter and expel  Corporation  and those claiming  through or under  Corporation  and remove the  property and effects of both or either  (forcibly if  necessary)  without  being guilty of any manner of trespass  and without  prejudice  to any  remedies  for arrears of Basic Rent or
Additional Rent or preceding breach of covenant.

                                       25

     Section 20.2.  Survival of  Obligations.  Corporation  covenants and agrees with Issuer and the Bondowners that until the Bonds and the interest thereon and redemption  premium,  if any, are paid in full or provision made for the payment thereof in accordance with the Indenture, its obligations under this Lease shall survive the  cancellation and termination of this Lease, for any cause, and that
Corporation shall continue to pay Basic Rent and Additional Rent and perform all other obligations  provided for in this Lease, all at the time or times provided in this Lease.

     Section  20.3. No Remedy  Exclusive.  No remedy  herein  conferred  upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies,  but each and every such remedy shall be cumulative and shall be in addition  to every  other  remedy  given  under this  Lease or now or  hereafter existing at law or in equity or by  statute,  subject to the  provisions  of the
Indenture. No delay or omission to exercise any right or power accruing upon any
Event of Default shall impair any such right or power,  or shall be construed to be a waiver  thereof,  but any such right or power may be exercised from time to time and as often as may be deemed expedient.  In order to entitle the Issuer to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than notice required herein.

                                  ARTICLE XXI

     Section  21.1.  Performance  of  Corporation's  Obligations  by Issuer.  If
Corporation  shall fail to keep or perform any of its obligations as provided in this  Lease,  then  Issuer  may (but shall not be  obligated  to do so) upon the continuance  of such failure on  Corporation's  part for 90 days after notice of such failure is given  Corporation by Issuer or the Trustee and without  waiving or releasing Corporation from any obligation hereunder, as an additional but not exclusive  remedy,  make any such  payment or perform any such  obligation,  and
Corporation  shall  reimburse  Issuer  for all  sums so paid by  Issuer  and all necessary or incidental costs and expenses incurred by Issuer in performing such obligations  through payment of Additional  Rent. If such Additional Rent is not so paid by  Corporation  within 10 days of  demand,  Issuer  shall have the same rights  and  remedies  provided  for in  Article  XX in the case of  default  by
Corporation in the payment of Basic Rent.

                                  ARTICLE XXII

     Section 22.1.  Surrender of  Possession.  Upon accrual of Issuer's right of
re-entry  as  the  result  of  Corporation's   default  hereunder  or  upon  the
cancellation  or termination of this Lease by lapse of time or otherwise  (other than as a result of Corporation's  purchase of the Project),  Corporation  shall peacefully  surrender  possession of the Project to Issuer in good condition and repair, ordinary wear and tear excepted;  provided,  however,  Corporation shall have the right,  prior to or within 60 days after the termination of this Lease, to remove  from or about the  Project the  buildings,  improvements,  machinery, equipment,  personal  property,  furniture and trade fixtures which  Corporation owns under the  provisions of this Lease and are not a part of the Project.  All repairs to and  restorations of the Project  required to be made because of such removal  shall be made by and at the sole cost and expense of  Corporation.  All buildings, improvements,  machinery, equipment, personal property, furniture and trade fixtures  owned by Corporation  and which are not so removed from or about the  Project  prior to or within 60 days  after such  termination  of this Lease shall become the separate and absolute property of Issuer.

                                       26

                                 ARTICLE XXIII

     Section  23.1.  Notices.  All  notices  required  or  desired  to be  given hereunder  shall be in writing  and shall be  delivered  in person to the Notice
Representative  or mailed by registered or certified mail to the Notice Address.
All notices given by certified or registered  mail as aforesaid  shall be deemed duly  given as of the date  they are so  mailed,  provided  that  notice  to the
Trustee shall only be effective upon actual receipt.

                                  ARTICLE XXIV

     Section 24.1.  Net Lease.  The parties  hereto agree (a) that this Lease is intended to be a net lease,  (b) that the payments of Basic Rent and  Additional
Rent are  designed  to provide  Issuer and the  Trustee  with funds  adequate in amount to pay all  principal of and interest on the Bonds as the same become due and payable and to pay and  discharge  all of the other duties and  requirements set forth herein, and (c) that to the extent that the payments of Basic Rent and
Additional  Rent are not  adequate to provide  Issuer and the Trustee with funds sufficient for the purposes  aforesaid,  Corporation  shall be obligated to pay, and it  does  hereby  covenant  and  agree  to pay,  upon  demand  therefor,  as
Additional Rent, such further sums of money as may from time to time be required for such purposes.

     Section 24.2.  Funds Held by Trustee After Payment of Bonds.  If, after the principal of and interest on the Bonds and all costs  incident to the payment of
Bonds have been paid in full,  the Trustee holds  unexpended  funds  received in accordance  with the  terms  hereof,  such  unexpended  funds  shall,  except as otherwise  provided in this Lease and the Indenture and after payment  therefrom to Issuer of any sums of money then due and owing by Corporation under the terms of this  Lease,  be the  absolute  property  of and be paid  over  forthwith  to
Corporation.

                                  ARTICLE XXV

     Section  25.1.  Rights and  Remedies.  The rights and remedies  reserved by
Issuer and Corporation hereunder and those provided by law shall be construed as cumulative  and  continuing  rights.  No one of them shall be  exhausted  by the exercise thereof on one or more occasions.  Issuer and Corporation shall each be entitled to specific  performance and injunctive or other  equitable  relief for any breach or threatened breach of any of the provisions of this Lease, and each party hereby waives the right to raise such defense in any proceeding in equity.

     Section 25.2.  Waiver of Breach. No waiver of any breach of any covenant or agreement herein contained shall operate as a waiver of any subsequent breach of the same  covenant  or  agreement  or as a waiver  of any  breach  of any  other covenant or agreement,  and in case of a breach by either party of any covenant, agreement or undertaking,  the nondefaulting  party may nevertheless accept from the other any payment or payments or  performance  hereunder  without in any way waiving its right to exercise any of its rights and remedies provided for herein or  otherwise  with  respect  to any such  default  or  defaults  which  were in existence at the time such payment or payments or  performance  were accepted by
it.

     Section  25.3.   Issuer  Shall  Not  Unreasonably   Withhold  Consents  and
Approvals.  Wherever in this Lease it is provided that Issuer shall, may or must give its approval or consent, or execute  supplemental  agreements,  exhibits or schedules, Issuer shall not unreasonably,  arbitrarily or

                                       27

unnecessarily withhold or refuse to give such approvals or consents or refuse to execute such supplemental agreements, exhibits or schedules.

                                  ARTICLE XXVI

     Section 26.1.  Financial  Report.  So long as any Bonds are Outstanding and unpaid and subject to the terms of the Indenture,  Corporation  shall furnish or cause  to be  furnished  to  Trustee  and  the  Original  Purchaser,  as soon as practicable  after the end of each fiscal year and in any event  within 120 days thereafter,  financial statements of the Corporation.  Such financial statements shall set forth in comparative form the figures for the previous fiscal year and such financial  statements shall be prepared in accordance with those accounting principles which are used by the Corporation and consistently applied.

     Section 26.2. Quiet Enjoyment and Possession.  So long as Corporation shall not be in default  under this Lease,  Corporation  shall and may  peaceably  and quietly have, hold and enjoy the Project.

                                 ARTICLE XXVII

     Section 27.1.  Investment Tax Credit;  Depreciation.  Corporation  shall be entitled to claim the full benefit of (1) any investment  credit against federal or state income tax  allowable  with respect to  expenditures  of the  character contemplated  hereby under any federal or state income tax laws now or from time to time hereafter in effect, and (2) any deduction for depreciation with respect to the Project from federal or state income  taxes.  Issuer  agrees that it will upon  Corporation's  request  execute  all  such  elections,  returns  or  other documents which may be reasonably necessary or required to more fully assure the availability of such benefits to Corporation.

                                 ARTICLE XXVIII

     Section 28.1. Amendments. This Lease may be amended, changed or modified in the following manner:

          (a) With respect to an amendment, change or modification which reduces the Basic Rent or  Additional  Rent,  or any  amendment  which  reduces the percentage of Bondowners  whose consent is required for any such amendment, change or  modification,  by an agreement in writing executed by Issuer and
     Corporation  and  consented  to in  writing  by the  owners  of 100% of the aggregate  principal  amount of each  series of the Bonds then  Outstanding affected by such amendment; and

          (b) With respect to any other amendment,  change or modification which will materially  adversely affect the security or rights of the Bondowners, by an agreement in writing executed by Issuer and Corporation and consented to in writing by the Owners of a majority of the aggregate principal amount of each series of the Bonds then Outstanding affected by such amendment;

                                       28

          (c) With respect to all other amendments,  changes,  or modifications, by an agreement in writing executed by Issuer and Corporation.

At least 30 days prior to the execution of any agreement  pursuant to (c) above,
Issuer and Corporation  shall furnish the Trustee and the Original  Purchaser of the Bonds with a copy of the amendment,  change or  modification  proposed to be made.

     Section  28.2.  Granting of  Easements.  If no Event of Default  under this
Lease shall have  happened and be  continuing,  Corporation  may, at any time or times,  (a) grant  easements,  licenses  and other rights or  privileges  in the nature of easements with respect to any property  included in the Project,  free from any rights of Issuer or the Bondowners,  or (b) release existing easements, licenses,  rights-of-way  and other  rights or  privileges,  all with or without consideration and upon such terms and conditions as Corporation shall determine, and Issuer agrees, to the extent that it may legally do so, that it will execute and deliver any  instrument  necessary  or  appropriate  to confirm and grant or release any such easement, license,  right-of-way or other right or privilege or any such agreement or other  arrangement,  upon receipt by Issuer of: (i) a copy of the instrument of grant or release or of the agreement or other  arrangement,
(ii) a written application signed by the Authorized  Corporation  Representative requesting  such  instrument,  and (iii) a certificate  executed by  Corporation stating (A) that such grant or release is not  detrimental to the proper conduct of the  business  of  Corporation,  and (B) that such grant or release  will not impair  the  effective  use or  interfere  with  the  efficient  and  economical operation of the Project and will not materially  adversely  affect the security of the  Bondowners.  If the  instrument  of  grant  shall so  provide,  any such easement  or right and the  rights of such  other  parties  thereunder  shall be superior to the rights of Issuer and the bondowners and shall not be affected by any  termination of this Lease or default on the part of Corporation  hereunder.
If no Event of Default  shall have happened and be  continuing,  any payments or other  consideration  received by Corporation for any such grant or with respect to or under any such  agreement  or other  arrangement  shall be and  remain the property  of  Corporation,  but, in the event of the  termination  of this Lease because of Default of Corporation,  all rights then existing of Corporation with respect to or under such grant shall inure to the benefit of and be  exercisable by Issuer.

     Section 28.3. Security  Interests.  Issuer and Corporation agree to execute and deliver all instruments  (including  financing  statements and statements of continuation  thereof)  necessary  for  perfection  of  and  continuance  of the security interest of Issuer in and to the Project.

     Section 28.4.  Construction and Enforcement.  This Lease shall be construed and enforced in accordance  with the laws of the State.  The  provisions of this
Lease  shall  be  applied  and  interpreted  in  accordance  with  the  rules of interpretation set forth in the Indenture. Wherever in this Lease it is provided that  either  party  shall or will make any  payment or perform or refrain  from performing any act or obligation,  each such provision shall, even though not so expressed,  be  construed  as an  express  covenant  to make such  payment or to perform, or not to perform, as the case may be, such act or obligation.

     Section 28.5.  Invalidity of Provisions of Lease.  If, for any reason,  any provision  hereof  shall be  determined  to be  invalid  or  unenforceable,  the validity  and  effect  of the other  provisions  hereof  shall  not be  affected thereby.

     Section 28.6.  Covenants Binding on Successors and Assigns.  The covenants, agreements and conditions  herein  contained  shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                                       29

     Section 28.7.  Section  Headings.  The section  headings hereof are for the convenience  of reference  only and shall not be treated as a part of this Lease or as affecting  the true meaning of the  provisions  hereof.  The  reference to section  numbers  herein  or in the  Indenture  shall be  deemed to refer to the numbers preceding each section.

     Section  28.8.  Execution  of  Counterparts.  This  Lease  may be  executed simultaneously in multiple counterparts,  each of which shall be deemed to be an original,  but  all  of  which  together  shall  constitute  one  and  the  same instrument.

     Section  28.9.   Electronic   Transaction.   The  parties  agree  that  the
transaction  described  herein may be  conducted  and related  documents  may be stored by electronic means. Copies, telecopies, facsimiles, electronic files and other  reproductions  of  original  executed  documents  shall be  deemed  to be authentic and valid  counterparts  of such original  documents for all purposes, including the filing of any claim,  action or suit in the  appropriate  court of law.

                    [Remainder of page intentionally blank.]

                                       30

     IN WITNESS  WHEREOF,  the parties hereto have executed these presents as of the day and year first above written.

                                       CITY OF OLATHE, KANSAS

                                       By:
                                          --------------------------------------
                                                          Mayor
(Seal)

ATTEST:

By:
   -----------------------------------
               City Clerk

                                      S-1

                                       DCI HOLDINGS FAE, LLC,
                                       a Kansas limited liability company

                                          By:  First American Exchange Company,
                                               LLC, a Delaware limited liability
                                               company, its sole member

                                            By:
                                               ---------------------------------
                                                        Steven P. Katkov
                                                        Vice President

                                      S-2

                                    EXHIBIT A

                FORM OF CERTIFICATE FOR PAYMENT OF PROJECT COSTS

                             CITY OF OLATHE, KANSAS
                                  Project Fund
                               (DCI, Inc. Project)
                             Payment Order No. ____

To:      UMB Bank, N.A.
         Attention: Corporate Trust Division
         2401 Grand Blvd., Suite 200
         Kansas City, Missouri 64108

         You  are  hereby  authorized  and  directed  by  the  undersigned,  the
Authorized  Corporation  Representative,  acting  on behalf  of DCI,  Inc.  (the
"Corporation")  to disburse funds held by you as Trustee in the above  mentioned
Project  Fund for the  purposes  and in the  amounts  set  forth in the  Payment
Schedules  attached  hereto and  incorporated  herein by reference (the "Payment
Schedules").

         I hereby  certify that the amounts  requested  in the attached  Payment
Schedules  have either been  advanced  by the  Corporation  or are justly due to
contractors,   subcontractors,   suppliers,  vendors,  materialmen,   engineers,
architects or other persons  named in the Payment  Schedules who have  performed necessary and appropriate work in connection with any installation of machinery, equipment or personal  property,  or have  furnished  necessary and  appropriate materials in the construction or acquisition of land, buildings and improvements constituting  a part of the  Project.  I further  certify that the fair value of such work or materials,  machinery and equipment,  is not exceeded by the amount requested.

         I further certify that, except for the amounts set forth in the Payment
Schedules, there are no outstanding indebtednesses which are now due and payable for labor,  wages,  materials,  supplies  or  services  in  connection  with the
construction  of  said  buildings  and   improvements  or  the  purchase  and/or
installation  of machinery,  equipment and personal  property  which, if unpaid, might become the basis of a vendor's,  mechanic's,  laborer's  or  materialmen's statutory or other similar lien upon the Project or any part thereof.

         I further  certify that no part of the amounts set forth in the Payment
Schedules have been the basis for any previous withdrawal of any moneys from the said Project Fund.

         I further certify that each of the representations and covenants on the part of the Corporation  contained in the Lease dated as of September 1, 2006 by and between City of Olathe,  Kansas, as Issuer, and the Corporation were, on the date of said Lease, and on the date hereof, true and correct in all respects and are being complied with in every respect.

         I further  certify that funds  expended for Costs of Issuance  have not exceeded 2% of the aggregate principal amount of the Tax-Exempt Bonds.

                                      A-1

         I further  certify that the amounts set forth in the Payment  Schedules constitute  Project  Costs,  as said term is defined in the Lease,  and that all insurance policies which are required to be in force as a condition precedent to disbursement  of funds from the  Project  Fund  pursuant  to the  provisions  of
Section 6.1 of the Lease are in full force and effect.

         EXECUTED at _______________, ________________, this _____ day of _____.

                                       DCI, INC.

                                       By:
                                          --------------------------------------
                                          Authorized Corporation Representative

                                      A-2

                       EXHIBIT A - Payment Order No. _____

                                PAYMENT SCHEDULE

         I hereby request  payment of the amounts  specified below to the payees whose names and addresses are stated below,  and I certify that the  description of the purchase or nature of each payment is reasonable, accurate and complete:

                                PAYMENT SCHEDULE

Payee Name         Payee Address       Purpose of Nature of Payment       Amount

                                                                        --------
                                                                        Initials

                                      A-3

                                   SCHEDULE I

                            PROPERTY SUBJECT TO LEASE

         (a) The  following  described  real estate  located in Johnson  County,
Kansas, to wit:

         Lot 11, KANSAS CITY ROAD BUSINESS  PARK,  NINTH PLAT, a subdivision  in the City of Olathe, Johnson County, Kansas

         said real property constituting the "Land" as referred to in said Lease.

         (b)  All  buildings,  improvements,  machinery  and  equipment  now  or hereafter  constructed,  located or installed on the Land pursuant to said Lease and  paid  for  in  whole  or in  part  with  Bond  proceeds,  constituting  the
"Improvements" as referred to in said Lease and said Indenture.

                                      SI-1